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                         AMENDED CONSULTING AGREEMENT

     THIS AMENDED CONSULTING AGREEMENT ("Amendment") is hereby made as of this 30th day of August, 1999, by and between TrueVision International, Inc., a Delaware corporation with its executive office located at 1720 Louisiana Boulevard, Suite 102, Albuquerque, New Mexico 87110 ("TrueVision"), and Howard Silverman ("Consultant"), an individual resident at 2618 South Beverly Drive, Los Angeles, California 90034.

                             W I T N E S S E T H

     WHEREAS, TrueVision and the Consultant entered in to a Consulting Agreement dated December 1, 1998, which provided in part that the Consultant agreed to provide certain described consulting services to TrueVision, and TrueVision agreed to compensate the Consultant as described therein; and

     WHEREAS, the parties hereto now desire to amend and modify the December 1, 1998 Consulting Agreement, as described below.

     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree to amend and modify their December 1, 1998 Consulting Agreement as follows:

     4 (b). Paragraph 4(b) of the December 1, 1998 Consulting Agreement shall be restated and amended as follows:

          "In addition to the consideration set forth in Section 2(a), above, the Consultant shall be entitled to purchase 16,667 post split shares (the "Shares") of the Company's Common Stock at par value. The Shares shall be registered by the Company with the Securities and Exchange Commission ("SEC") on the next available registration statement, and if not so registered within six months after the completion of the Company's initial public offering, they shall be included on a Form S-8 registration statement or any other available registration statement to be filed within seven months from and after the date of the initial public offering."

     IN WITNESS WHEREOF, this Amendment has been executed by the parties as of the date first written above.

Consultant:                            TrueVision International, Inc.


/s/ Howard F. Silverman                By: /s/ John C. Homan
-----------------------------              ---------------------------
Howard F. Silverman                        John c. Homan, President